UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2026

SOAR AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8050 Freedom Ave NW

North Canton, OH 44720

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

Volato Group, Inc.

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2026, SOAR AI, Inc., formerly known as Volato Group, Inc. (the “Company”), filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to change the name of the company from “Volato Group, Inc.” to “SOAR AI, Inc.” effective as of 12:01 a.m. Eastern Time on October 19, 2026.

The Company’s Class A common stock will continue to trade on the NYSE American LLC and its trading symbol will remain “SOAR”. The CUSIP number for the Company’s common stock also remains unchanged. The name change does not affect the rights of the Company’s stockholders or the terms of any outstanding securities of the Company, and stockholders are not required to take any action in connection with the name change. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, no stockholder approval was required for the Charter Amendment because it only related to a change in the company’s corporate name.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 21, 2026, the Company posted a revised investor presentation (the “Presentation”) to its website at https://soarai.com/. The Company expects to use the Presentation, in whole or in part and possibly with modifications, in connection with various presentations to potential investors, analysts, and other interested parties. A copy of the Presentation is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference. Information contained on or accessible through our website is not a part of this Current Report, and the inclusion of our website address in this Current Report is an inactive textual reference only.

The information included in the Presentation is summary information that should be considered in the context of the Company’s other filings with the Securities and Exchange Commission (the “SEC”) and other public announcements the Company has made or may make by press release or otherwise from time to time. The Presentation speaks only as of the date of this Current Report. While the Company may elect to update the Presentation in the future to reflect events and circumstances that occur or exist after the date of this Current Report, the Company expressly disclaims any obligation to do so.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. By furnishing this information, the Company makes no admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

Forward Looking Statements

This Current Report on Form 8-K, including the Presentation attached hereto, contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, the Company’s business strategy and development of AI infrastructure, planned GPU, data center and high-performance computing infrastructure deployments, the timing, delivery, acceptance and operation of customer orders, anticipated contractual payments and prepayments, service-level and performance requirements, anticipated power, cooling and other infrastructure requirements, the size, growth and future development of the market for AI data center infrastructure, commercial discussions and future customer agreements, and the Company’s ability to execute its growth strategy. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “would,” “will,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; obtaining additional financing; procuring GPUs and other equipment; developing and operating AI infrastructure; obtaining sufficient power and other infrastructure; satisfying existing or future customer commitments; receiving customer prepayments; meeting delivery, acceptance, service-level and performance requirements; converting customer discussions into definitive agreements; obtaining any required approvals; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; our ability to maintain the listing of our common stock on the NYSE American LLC; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; the risk that third-party market size and growth projections prove inaccurate or that the Company does not benefit from any growth in the market; volatility in the Company’s common stock; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment, effective as of October 19, 2026.

99.1	Investor Presentation, dated October 21, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2026

SOAR AI, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer